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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               DECEMBER 16, 1998

                        TEXAS BIOTECHNOLOGY CORPORATION
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                                  NO. 1-12574
                            (Commission File Number)

                                   13-3532643
                      (I.R.S. Employer Identification No.)

                            7000 FANNIN, SUITE 1920
                              HOUSTON, TEXAS 77030
                    (Address of Principal Executive Offices)

                                 (713) 796-8822
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS


Texas Biotechnology Corporation stated in its Form 10-Q's for the quarters ended June 30, 1998 and September 30, 1998 that it was committed to satisfying the U.S. Food & Drug Administration's requirements for the approval of NOVASTAN and that it was moving forward with its plan to resubmit the New Drug Application (NDA) for NOVASTAN by the end of 1998.

The Company initiated the resubmission on December 12, 1998 with the filing of the Chemistry, Manufacturing and Controls section of the NDA. The balance of the NDA resubmission, which addresses the clinical questions FDA raised regarding the historical control group, is expected to be filed in the first quarter of next year.
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                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date: December 16, 1998                  TEXAS BIOTECHNOLOGY CORPORATION
                                   ------------------------------------------
                                                 (Registrant)

                                By:      /S/ STEPHEN L. MUELLER
                                   ------------------------------------------
                                             Stephen L. Mueller
                                   Vice President, Finance and Administration
                                           Secretary and Treasurer